UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2017

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 16, 2017, Delcath Systems, Inc. (the “Company”), held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

1.	The nominee for election as a Class II Director, for a three year term, was elected based upon the following vote:

Nominees	Votes For	Withheld Authority	Broker Non-Votes
Harold S. Koplewicz, M.D.	55,904,342	14,184,339	39,228,844

2.	The proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”), was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,229,274	16,547,794	4,311,613	39,228,844

3.	The proposal to determine, on an advisory basis, the frequency of the “say-on-pay” vote (the “say-on-frequency” vote) received the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
52,621,930	1,757,728	6,986,813	8,722,210	39,228,844

4.	The proposal to ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,212,969	11,900,135	5,204,421	-0-

5.	The proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, such split to combine a whole number of outstanding shares of our common stock in a range of not less than fifty shares and not more than five hundred shares, in the discretion of the Board, and to grant authorization to the Board to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing, was not approved based upon the following votes, as such proposal received fewer votes in favor than the required majority of the total number of outstanding shares as of the record date required by Delaware law:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,127,408	37,672,937	1,517,180	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: June 16, 2017	By:	/s/ Jennifer K. Simpson, Ph.D.
	Name:	Jennifer K. Simpson, Ph.D.
	Title:	President and Chief Executive Officer